Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE	Media contact:
February 8, 2019	Bob Varettoni
908-559-6388 robert.a.varettoni@verizon.com

Verizon announces private exchange offers for 19 series of debt securities for up to $4 billion of new notes

NEW YORK – Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ) today announced the commencement of offers, for its own account and on behalf of its wholly-owned subsidiary, GTE LLC, to exchange the 19 outstanding series of debt securities listed in the table below (the “Old Notes”) for newly issued debt securities of Verizon (the “New Notes”) (the “Exchange Offers”), in each case on the terms and subject to the conditions set forth in the Offering Memorandum dated February 8, 2019 (the “Offering Memorandum” and, together with the accompanying letter of transmittal and eligibility letter, the “Exchange Offer Documents”). Only holders who have duly completed and returned an eligibility letter certifying that they are either (1) “qualified institutional buyers” (“QIBs”) as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (2) non-“U.S. persons” (as defined in Rule 902 under the Securities Act) located outside of the United States and who are not acting for the account or benefit of a U.S. Person and are “Non-U.S. qualified offerees” (as defined in the eligibility letter) are authorized to receive the Offering Memorandum and to participate in the Exchange Offers (each such holder, an “Eligible Holder”).

The Exchange Offers will expire at 11:59 p.m. (Eastern time) on March 8, 2019, unless extended or earlier terminated by Verizon (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Expiration Date”). To be eligible to receive the Total Exchange Price (as defined below), which includes the applicable Early Participation Payment (as defined below), Eligible Holders must validly tender their Old Notes at or prior to 5:00 p.m. (Eastern time) on February 22, 2019, unless extended or earlier terminated (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Early Participation Date”). Eligible Holders who validly tender their Old Notes after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, will be eligible to receive the Exchange Price for any such series accepted, which is equal to the Total Exchange Price minus the applicable Early Participation Payment. Both the Total Exchange Price and the Exchange Price are payable in principal amount of New Notes. All Eligible Holders whose Old Notes are accepted in an Exchange Offer also will receive a cash payment equal to the accrued and unpaid interest on such Old Notes to, but not including, the relevant settlement date (as described below) (the “Accrued Coupon Payment”) in addition to their Total Exchange Price or Exchange Price, as applicable. The Accrued Coupon Payment for any Old Notes exchanged for New Notes at the Final Settlement Date (as defined below), if any, will be reduced to offset any interest accrued on such New Notes from the Early Settlement Date (as defined below), as further described in the Offering Memorandum.

Old Notes may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on February 22, 2019 (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Withdrawal Date”), but not thereafter, unless extended by Verizon.

Verizon is offering to accept for purchase validly tendered Old Notes using a “waterfall” methodology under which such Old Notes of a different series will be accepted in the order of their Acceptance Priority Levels listed below, subject to a $4.0 billion cap on the maximum aggregate principal amount of New Notes that Verizon will issue in all of the Exchange Offers (the “New Notes Cap”). The Exchange Offers are subject to the terms and conditions described in the Offering Memorandum, including (i) the Acceptance Priority Procedures (as described below), (ii) the New Notes Cap and (iii) only with respect to any validly tendered Old Notes not settled on the Early Settlement Date, a tax condition, which is satisfied as long as Verizon determines, in its reasonable judgement, that it is highly likely that the New Notes issuable in exchange for such Old Notes will be issued in a “qualified reopening” for U.S. federal income tax purposes, as determined on the applicable Expiration Date (the “Tax Condition”). In addition, the Exchange Offers are subject to the minimum issue requirement, pursuant to which the aggregate principal amount of New Notes to be issued pursuant to the Exchange Offers must be at least $1 billion (the “Minimum Issue Requirement”). Verizon may not waive the Tax Condition or the Minimum Issue Requirement.

On the terms and subject to the conditions set forth in the Offering Memorandum, Verizon is offering to purchase the following outstanding debt securities for the New Notes in an aggregate principal amount not to exceed the New Notes Cap as described below:

Acceptance Priority Level	Issuer	CUSIP Number(s)	Title of Security	Principal Amount Outstanding	Early Partic- ipation Pay- ment(1)	Reference U.S. Treasury Security(2)	Fixed Spread (basis points) (2)	Floating Rate Note Total Exchange Price(3)
1	Verizon Communications Inc.	92343VCC6	3.450% notes due 2021	$678,319,000	$50	2.500% due Jan. 31, 2021	+20	N/A
2	Verizon Communications Inc.	92343VAX2	4.600% notes due 2021	$1,102,938,000	$50	2.500% due Jan. 31, 2021	+25	N/A
3	Verizon Communications Inc.	92343VBC7	3.500% notes due 2021	$1,272,299,000	$50	2.500% due Jan. 31, 2021	+25	N/A
4	Verizon Communications Inc.	92343VCN2	3.000% notes due 2021*	$1,034,090,000	$50	2.500% due Jan. 31, 2021	+20	N/A
5	Verizon Communications Inc.	92343VDG6	1.750% notes due 2021	$699,254,000	$50	2.500% due Jan. 31, 2021	+20	N/A
6	GTE LLC	362320AT0	8.750% debentures due 2021†	$177,767,000	$50	2.500% due Jan. 31, 2021	+65	N/A
7	Verizon Communications Inc.	92343VDX9	Floating Rate Notes due 2022	$1,315,099,000	$50	N/A	N/A	$1,017.50
8	Verizon Communications Inc.	92343VDQ4/ 92343VDM3/ U9221AAS7	2.946% notes due 2022	$980,021,000	$50	2.500% due Feb. 15, 2022	+32	N/A
9	Verizon Communications Inc.	92343VDW1	3.125% notes due 2022	$1,433,303,000	$50	2.500% due Feb. 15, 2022	+32	N/A
10	Verizon Communications Inc.	92343VBJ2	2.450% notes due 2022*	$1,049,811,000	$50	2.500% due Feb. 15, 2022	+33	N/A
11	Verizon Communications Inc.	92343VBR4	5.150% notes due 2023	$4,121,470,000	$50	2.500% due Jan. 31, 2024	+41	N/A
12	Verizon Communications Inc.	92343VBY9	4.150% notes due 2024*	$847,641,000	$50	2.500% due Jan. 31, 2024	+53	N/A
13	Verizon Communications Inc.	92343VCR3	3.500% notes due 2024*	$2,500,000,000	$30	2.500% due Jan. 31, 2024	+62	N/A
14	Verizon Communications Inc.	92343VEB6/ 92343VEN0/ U9221AAY4	3.376% notes due 2025	$4,016,261,000	$50	2.500% due Jan. 31, 2024	+72	N/A
15	Verizon Communications Inc.	92343VEP5	Floating Rate Notes due 2025	$1,788,800,000	$50	N/A	N/A	$1,002.50
16	Verizon Communications Inc.	92344GAM8/ 92344GAC0	7.750% notes due 2030	$562,561,000	$50	2.625% due Feb. 15, 2029	+160	N/A
17	GTE LLC	362320BA0	6.940% debentures due 2028	$266,066,000	$50	2.625% due Feb. 15, 2029	+175	N/A
18	Verizon Communications Inc.	92343VBS2	6.400% notes due 2033	$441,613,000	$50	2.625% due Feb. 15, 2029	+190	N/A
19	Verizon Communications Inc.	92344GAX4	5.850% notes due 2035	$501,152,000	$50	3.375% due Nov. 15, 2048	+190	N/A

(1)

Payable in principal amount of New Notes, as part of the applicable Total Exchange Price, per each $1,000 principal amount of the specified series of Old Notes validly tendered at or prior to the applicable Early Participation Date and accepted for exchange (the “Early Participation Payment”). The total consideration for each $1,000 principal amount of each series of Old Notes validly tendered at or prior to the applicable Early Participation Date is referred to as the “Total Exchange Price” for such series. Eligible Holders who validly tender Old Notes of a series after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, will receive the exchange consideration for any such series accepted by us, which is equal to the Total Exchange Price minus the applicable Early Participation Payment (with respect to such series, the “Exchange Price”).

(2)

The Total Exchange Price for each series of Old Notes other than the Floating Rate Notes (as defined below) (the “Fixed Rate Notes”) payable in principal amount of New Notes per each $1,000 principal amount of each series of Fixed Rate Notes validly tendered for exchange will be based on the fixed spread specified in the table above (the “Fixed Spread”) for the applicable series of Fixed Rate Notes, plus the yield of the specified Reference U.S. Treasury Security for that series as of 11:00 a.m. (Eastern time) on February 25, 2019, unless extended with respect to the applicable Exchange Offer (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Price Determination Date”). The Total Exchange Price does not include the applicable Accrued Coupon Payment, which will be payable in cash in addition to the applicable Total Exchange Price. The Bloomberg Reference Page for each Reference U.S. Treasury Security is “PX1”.

(3)

The Total Exchange Price payable in principal amount of New Notes per each $1,000 principal amount of floating rate notes due 2022 and floating rate notes due 2025 (collectively, the “Floating Rate Notes”), which is inclusive of the applicable Early Participation Payment. Floating Rate Notes of any series validly tendered after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, and accepted by us, will receive the Exchange Price for such series, which is equal to the Total Exchange Price listed above for such series minus the applicable Early Participation Payment.

*

Denotes a series of Fixed Rate Notes for which the calculation of the applicable Total Exchange Price will be performed using the present value of such Fixed Rate Notes as determined at the applicable Price Determination Date as if the principal amount of such Fixed Rate Notes had been due on the applicable par call date.

†

Denotes a series of Old Notes, a portion of which is held in physical certificated form (such portion, the “Certificated Notes”) and is not held through DTC (as defined below). Such Certificated Notes may only be tendered in accordance with the terms and conditions of the letter of transmittal.

Subject to the satisfaction or waiver of the conditions of the Exchange Offers, the “Acceptance Priority Procedures” will operate as follows:

•

first, if the aggregate Total Exchange Price of all Old Notes validly tendered at or prior to the applicable Early Participation Date by Eligible Holders does not exceed the New Notes Cap, then Verizon will accept all such Old Notes. However, if the aggregate Total Exchange Price of all Old Notes validly tendered at or prior to the applicable Early Participation Date by Eligible Holders exceeds the New Notes Cap, then Verizon will (i) accept for exchange all validly tendered Old Notes of each series starting at the highest Acceptance Priority Level (level 1) and moving sequentially to Old Notes of each series having a lower Acceptance Priority Level (the lowest of which is level 19) until the aggregate Total Exchange Price of all validly tendered Old Notes of a series, combined with the aggregate Total Exchange Price of all accepted Old Notes of series with higher Acceptance Priority Levels, is as close as possible to, but does not exceed, the New Notes Cap, (ii) accept on a prorated basis validly tendered Old Notes of the series with the next lower Acceptance Priority Level and (iii) not accept for exchange (x) any such Old Notes of a series with an Acceptance Priority Level below the prorated series or (y) any Old Notes validly tendered after the applicable Early Participation Date; and

•

second, if the New Notes Cap is not exceeded at the applicable Early Participation Date, Verizon will repeat the steps described in the prior bullet with respect to Old Notes validly tendered after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, in order to determine the aggregate principal amount of such Old Notes that Verizon will accept for exchange. All Old Notes, regardless of Acceptance Priority Level, that are validly tendered at or prior to the applicable Early Participation Date will have priority over any Old Notes validly tendered after the applicable Early Participation Date.

Provided that all conditions to the Exchange Offers have been satisfied or waived by Verizon by the applicable Early Participation Date, all Old Notes validly tendered at or prior to the applicable Early Participation Date and accepted for exchange will be settled on the third business day after the applicable Early Participation Date (the “Early Settlement Date”). The “Final Settlement Date,” if any, is the date on which Verizon will settle all Old Notes validly tendered and accepted for exchange, and not previously settled on the Early Settlement Date. The Final Settlement Date is expected to be the second business day after the applicable Expiration Date, unless extended with respect to any Exchange Offer.

The New Notes will mature on December 3, 2029 and will bear interest at a rate per annum (the “New Notes Coupon”) that will be equal to the sum of (a) the yield of the 2.625% U.S. Treasury Security due February 15, 2029, as calculated by the lead dealer managers in accordance with standard market practice and as described in the Offering Memorandum, plus (b)130 basis points, such sum rounded to the third decimal place when expressed as a percentage. Pursuant to the Minimum Issue Requirement, Verizon will not complete the Exchange Offers if the aggregate principal amount of New Notes to be issued would be less than $1,000,000,000.

Promptly after 11:00 a.m. (Eastern time) on February 25, 2019, unless extended with respect to an Exchange Offer (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Offer, the “Price Determination Date”), Verizon will issue a press release specifying, among other things, (i) the Total Exchange Price for each series of Fixed Rate Notes, (ii) the New Notes Coupon (as defined above), (iii) the aggregate principal amount of Old Notes validly tendered at or prior to the applicable Early Participation Date and accepted for exchange in each Exchange Offer, (iv) the proration factor (if any) to be applied and (v) the aggregate principal amount of New Notes to be issued on the applicable Early Settlement Date.

If and when issued, the New Notes will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes.

Global Bondholder Services Corporation will act as the Information Agent and the Exchange Agent for the Exchange Offers. Questions or requests for assistance related to the Exchange Offers, including for assistance in completing an eligibility letter, or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The eligibility letter can be accessed at the following link http://gbsc-usa.com/eligibility/verizon.

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If Verizon terminates any Exchange Offer with respect to one or more series of Old Notes, it will give prompt notice to the Exchange Agent and all Old Notes tendered pursuant to such terminated Exchange Offer will be returned promptly to the tendering holders thereof. With effect from such termination, any Old Notes blocked in DTC will be released.

Eligible Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offers before the deadlines specified herein and in the Exchange Offer Documents. The deadlines set by any such intermediary and each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Documents.

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offers are being made solely pursuant to the Offering Memorandum and related documents. The Exchange Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offers to be made by a licensed broker or dealer, the Exchange Offers will be deemed to be made on behalf of Verizon by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive (as defined below), qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstance where it does not apply (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Directive” means the Prospectus Directive 2003/71/EC, as amended, including pursuant to Directive 2010/73/EU.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication we have made forward-looking statements. These forward-looking statements are not historical facts, but only predictions and generally can be identified by use of statements that include phrases such as “will,” “may,” “should,” “continue,” “anticipate,” “believe,” “expect,” “plan,” “appear,” “project,” “estimate,” “intend,” or other words or phrases of similar import. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. These forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Factors that could materially affect these forward-looking statements can be found in our periodic reports filed with the SEC. Eligible holders are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and we undertake no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events might or might not occur. We cannot assure you that projected results or events will be achieved.